Sub-Item 77O (a)
Rule 10f-3 Transaction

Dreyfus Variable Investment Fund – Quality Bond Portfolio

On December 8, 2009, Dreyfus Variable Investment Fund-Quality Bond Portfolio (the
"Fund"), purchased $85,000 of Lincoln National 6.25% / 02/15/2020 CUSIP#
534187AY5 (the “Notes”). The Notes were purchased from UBS Securities, a member of the underwriting syndicate of which BNY Capital Markets, LLC, an affiliate of the
Fund’s investment adviser, was a member. BNY Capital Markets, LLC, Inc. received no benefit in connection with the transaction. UBS Investment Bank received a commission of 0.65% per Note. The following is a list of the syndicate's primary members:

UBS Investment Bank
U.S. Bancorp Investments, Inc.
BNY Mellon Capital Markets, LLC
KeyBank Capital Markets
Mitsubishi UFJ Securities
Comerica Securities
Fifth Third Securities, Inc.
The Williams Capital Group, L.P.

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meeting held on March 2, 2010.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **3523 / Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **12/08/2009**
3. Total Net Assets of Account/Fund: **$137,413,007**
4. Type and Description of Security to be Purchased: **Lincoln National 6.25% 02/15/2020**
5. Credit Rating of Security (Rating/Rating Agency): **Baa2/Moody's A-/S&P BBB/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **UBS Securities**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **534187AY5**
10. Amount Purchased by Account/Fund: **85,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.03%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.06%**
13. Purchase Price of Securities (if at par, so state): **99.851**
14. Commission/Spread Received by Principal Underwriters: **0.65%**
15. Yield (as applicable): **6.19%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.19%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________ MTONE_______; Mellon Private Trust Co. N. A. _________; Other (Describe) Dreyfus Fund Board ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate?*

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Standish Mellon Asset Management
AND
LOB Portfolio Manager Name (Print) David Bowser Signature [signature] Date 1/6/10
AND
LOB CIO/COO Name (Print) Brian Flaherty Signature [signature] Date 1/6/10
AND
CCO Name (Print) Kelly Mahoney Signature [signature] Date 1/6/10

Sub-Item 77O (b)
Rule 10f-3 Transaction

Dreyfus Variable Investment Fund – Quality Bond Portfolio

On December 10, 2009, Dreyfus Variable Investment Fund-Quality Bond Portfolio (the "Fund"), purchased $414,000 of Boston Scientific 6.0% / 01/15/2020 CUSIP# 101137AK3 (the “Notes”). The Notes were purchased from J.P. Morgan, a member of the underwriting syndicate of which BNY Capital Markets, LLC, an affiliate of the Fund’s investment adviser, was a member. BNY Capital Markets, LLC, Inc. received no benefit in connection with the transaction. J.P. Morgan received a commission of 0.875% per Note. The following is a list of the syndicate's primary members:

BofA Merrill Lynch
Deutsche Bank Securities
J.P. Morgan
Barclays Capital
BNP Paribas
RBS
Daiwa Securities American Inc.
Mitsubishi UFJ Securities
Mizuho Securities
USA Inc.
Wells Fargo Securities
BBVA Securities
BNY Mellon Capital Markets, LLC
RBC Capital Markets
Scotia Capital
ING Wholesale
Allied Irish Banks, Corporate Banking
Standard Chartered Bank

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meeting held on March 2, 2010.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM

PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE

Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **3523 / Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **12/10/2009**
3. Total Net Assets of Account/Fund: **$137,413,007**
4. Type and Description of Security to be Purchased: **Boston Scientific 6.0% 1/15/20**
5. Credit Rating of Security (Rating/Rating Agency): **Ba1/Moody's BBB-/S&P BB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **850,000,000**
9. CUSIP: **101137AK3**
10. Amount Purchased by Account/Fund: **414,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.30%**
13. Purchase Price of Securities (If at par, so state): **99.031**
14. Commission/Spread Received by Principal Underwriters: **0.875%**
15. Yield (as applicable): **5.56%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **5.56%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A.________ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) Dreyfus Fund Board ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) Standish Mellon Asset Management
AND
LOB Portfolio Manager Name (Print) **David Bowser** Signature [signature] Date 1/6/10
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 1/6/10
AND
CCO Name (Print) **Kelly Mahoney** Signature [signature] Date 1/6/10

Sub-Item 77O (c)
Rule 10f-3 Transaction

Dreyfus Variable Investment Fund – Quality Bond Portfolio

On December 10, 2009, Dreyfus Variable Investment Fund-Quality Bond Portfolio (the
"Fund"), purchased $150,000 of Boston Scientific 7.375% / 01/15/2040 CUSIP#
101137AL1 (the “Notes”). The Notes were purchased from J.P. Morgan, a member of the underwriting syndicate of which BNY Capital Markets, LLC, an affiliate of the
Fund’s investment adviser, was a member. BNY Capital Markets, LLC, Inc. received no benefit in connection with the transaction. J.P. Morgan received a commission of 1.0%
per Note. The following is a list of the syndicate's primary members:

BofA Merrill Lynch
Deutsche Bank Securities
J.P. Morgan
Barclays Capital
BNP Paribas
RBS
Daiwa Securities American Inc.
Mitsubishi UFJ Securities
Mizuho Securities
USA Inc.
Wells Fargo Securities
BBVA Securities
BNY Mellon Capital Markets, LLC
RBC Capital Markets
Scotia Capital
ING Wholesale
Allied Irish Banks, Corporate Banking
Standard Chartered Bank

Accompanying this statement are materials made available to the Board of Trustees of the Fund, which ratified the purchase as in compliance with the Fund’s Rule 10f-3 Procedures at the Fund’s Board meeting held on March 2, 2010.

EXHIBIT C

PRE-PURCHASE APPROVAL FORM
PURCHASE OF SECURITIES UNDERWRITTEN BY AN AFFILIATE
Used for compliance with Rule 10f-3 and/or Rule 23B

1. Account/Fund Name: **3523 / Dreyfus Variable Quality Bond Portfolio**
2. Anticipated Purchase Date: **12/10/2009**
3. Total Net Assets of Account/Fund: **$137,045,906**
4. Type and Description of Security to be Purchased: **Boston Scientific 7.375% 1/15/40**
5. Credit Rating of Security (Rating/Rating Agency): **Ba1/Moody's BBB-/S&P BB+/Fitch**
6. Name of Underwriting Syndicate Dealer Effecting Transaction: **J.P. Morgan**
7. Name of Affiliated Underwriter in Underwriting Syndicate: **BNY Mellon Capital Markets, LLC**
8. Issue Size: **300,000,000**
9. CUSIP: **101137AL1**
10. Amount Purchased by Account/Fund: **150,000**
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: **.05%**
12. Amount Purchased as a Percentage of Account/Fund Assets: **.11%**
13. Purchase Price of Securities (If at par, so state): **99.879**
14. Commission/Spread Received by Principal Underwriters: **1.00%**
15. Yield (as applicable): **6.85%**
16. Average Yield of Security Purchased by Non-affiliated Entities on Date of Purchase **6.85%**
17. The Affiliated Purchase Should be Reported to the BOD of which Entities: Mellon Bank, N.A._______ MTONE_______; Mellon Private Trust Co. N. A. ________; Other (Describe) Dreyfus Fund Board ;

Mutual Fund Purchases Only:

1. Was Price paid for all block purchases the same for all participants? (Must be Yes): **Yes**
2. Was Security Purchased on Offer Date? (Must be Yes): **Yes**
3. Was Issuer in continuous operation for at least 3 years? (Must be Yes): **Yes**
4. Was the Offering Part of firm commitment by Underwriter? (Must be Yes): **Yes**
5. Did affiliated Underwriter benefit directly from the Purchase? (Must be No): **No**
6. Was the Commission or Spread paid reasonable as compared to Transactions with non-affiliated Parties? (Must be Yes): **Yes**

REPRESENTATIONS (Check box to make specific affirmation of <u>all</u> points listed below OR Trade Can Not Be Made) ☒
This transaction complies with all applicable provisions of the *Policy For Fiduciary Account Purchases Of Securities Underwritten By An Affiliate*?

- **This purchase will not be designated as a "group sale" (i.e, affiliated underwriter does not receive commissions from the unaffiliated broker/dealer) or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliate entity of Mellon.**
- The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.
- The securities will be purchased prior to the end of the first day on which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering or any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.
- The underwriting Affiliate indicates that its share of **equity securities does not exceed 5% of the entire offering.**
- The adviser has determined that the securities purchased are in accordance with Rule 10f-3 policies and procedures in which the applicable fund is permitted to invest in its prospectus. **Rule 10f-3 permits only a 25% of purchase issue of a fixed income asset portfolio.**

Note: If transaction pertains to an account governed by ERISA, Exhibit D, ERISA checklist per DOL PTE 75-1 must be completed and submitted as required. Please check box ☐ if Exhibit D is required—if so, please complete and submit.

LOB Asset Management Unit (Print) **Standish Mellon Asset Management**
AND
LOB Portfolio Manager Name (Print) **David Bowser** Signature [signature] Date 1/6/10
AND
LOB CIO/COO Name (Print) **Brian Flaherty** Signature [signature] Date 1/6/10
AND
CCO Name (Print) **Kelly Mahoney** Signature [signature] Date 1/6/10

Dreyfus Family of Funds
FINANCIAL REPORT
10f-3 TRANSACTIONS

Dreyfus

Certifications

CCO Certification

I have prepared the enclosed board summary (the "Summary") based on reports and certifications from each manager summarizing any reportable transactions and compliance with each fund's policies.

I attest that:

- The Summary accurately reflects the Rule 10f-3 transactions provided by each manager for the period shown.
- The Summary accurately reflects funds that have no Rule 10f-3 transactions to report for the period shown.
- My review includes confirmation by the Chief Compliance Officer of each manager that the Rule 10f-3 transactions reported are accurate and in compliance with the fund's policies and procedures.
- My review includes confirmation by the Chief Compliance Officer of each manager that the fund has no Rule 10f-3 transactions to report for the period shown, if applicable.
- Based on my review and testing, I concur that all Rule 10f-3 transactions were conducted in accordance with each Fund's policies and procedures.

[signature]	**Joseph W. Connolly** *Chief Compliance Officer* Dreyfus Funds	1/15/10

4th Quarter 2009